UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  August 9, 2006
(Date of Earliest Event Reported)

COLORADO INTERSTATE GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-4874	84-0173305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

    On August 9, 2006, our parent company, El Paso Corporation, announced that we have received Federal Energy Regulatory Commission approval of our proposed settlement, which establishes rate certainty for our customers through September 2010.  A copy of the press release announcing this development is attached as Exhibit 99.A and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.A	Press Release dated August 9, 2006.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLORADO INTERSTATE GAS COMPANY

By:	/s/ James J. Cleary
James J. Cleary
Chairman of the Board and President
(Principal Executive Officer)

 Dated:  August 9, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release dated August 9, 2006.